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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 24, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                           38-0533580
         ------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan               48034
------------------------------------------------               -----
    (Address of principal executive offices)                 (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

The Board of Directors of Federal-Mogul Corporation ("FMO") has appointed Shirley D. Peterson to the company's Board of Directors, effective immediately.

On September 23, 2002, FMO issued a press release related to the foregoing, which is attached hereto as an exhibit and incorporated herein by reference.

                                  EXHIBIT INDEX
                                  -------------

99.  Press release dated September 23, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 24, 2002




                             FEDERAL-MOGUL CORPORATION

                             By:      /s/ David M. Sherbin
                                      ------------------------------------------
                                      Name:   David M. Sherbin
                                      Title:  Vice President, Deputy
                                              General Counsel and
                                              Secretary



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